UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

FILED BY THE REGISTRANT ☐

FILED BY A PARTY OTHER THAN THE REGISTRANT ☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ENVIVIO, INC.
(Name of Registrant as Specified In Its Charter)

CANNELL CAPITAL LLC
TRISTAN PARTNERS, L.P.
TRISTAN OFFSHORE FUND, LTD.
J. CARLO CANNELL
CHARLES M. GILLMAN
JEFFREY H. MISTHAL
HOWARD E. MARKS
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CANNELL CAPITAL LLC

[May **, 2015]
Dear Fellow Envivio Stockholders:

Cannell Capital LLC (“Cannell Capital”) and the other participants (collectively, the “Participants” or “we”) in the enclosed proxy statement (the “Proxy Statement”) are experienced investors and corporate leaders.  Our primary goal is to increase stockholder value, something we have done for publicly traded companies across a number of industries.

Cannell Capital is an investment management firm that for 23 years has invested in undervalued and underperforming public companies.  We seek to actively engage and work closely with management teams and boards of directors to identify and execute opportunities that will increase stockholder value. Ideally, we do such collaboratively.

We believe that Envivio, Inc. (the “Company”) is currently undervalued and can grow exponentially.  We believe that the poor performance of the Company is due in large part to the Company’s high operational expenses and lack of product focus, which is a direct result of the lack of effective oversight and decision-making by the current board of directors of the Company (the “Board”).

We do not believe the current Board is acting in the best interest of stockholders of the Company.  Under the leadership of the current Board, the Company has sustained an operating loss of approximately $12 million for the fiscal year ended January 2014.  The Company, under the leadership of the current Board, followed that performance up with an operating loss of approximately $15 million for the fiscal year ended January 2015.

We are interested in enhancing the performance of the Company by aligning the Board, stockholders, executive management and other stakeholders around core values.  We share the interest of all Company stockholders in restoring stockholder value. We believe that it is time for meaningful stockholder representation on the Company’s Board and the adoption of proven and enhanced corporate governance policies designed to benefit the Company’s stockholders.

Currently the Board consists of seven (7) directors.  The Company has a classified Board and as a result, only two (2) directors are up for election at the Annual Meeting.  We seek to elect our two highly qualified nominees, Jeffrey H. Misthal and Howard E. Marks (our “Nominees”).

We believe that a Board that includes our two (2) Nominees and five (5) incumbent directors will better serve the interests of stockholders than the current Board.  As such we urge stockholders to vote for our Nominees.

We are therefore seeking your support to take the following actions:

(1)
to elect Jeffrey H. Misthal and Howard E. Marks to serve as Class III directors of the Board of the Company and to hold office until the 2018 annual meeting of stockholders and until their respective successors have been duly qualified and elected;

(2)	[to ratify the appointment of [•] as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016];

(3)	[to vote for a non-binding “say on pay” advisory vote on the compensation of the Company’s named executive officers]; and

(4)	to grant the proxy holders discretion to vote on all other matters as may properly come before the Annual Meeting.

The Proxy Statement and form of GOLD proxy card are first being furnished to the stockholders of the Company on or about [•], 2015.

Our Nominees are each committed to acting in the best interests of the Company’s stockholders and each has consented to being named as a nominee in the Proxy Statement and, if elected, to serve as a director on the Board. We believe that your voice in the future of the Company can best be expressed through, among other things, the election of our Nominees at the Annual Meeting.

We believe that the Company’s Board must be comprised of highly qualified and experienced individuals that can provide a new and fresh perspective with full transparency and fairness. As fellow stockholders of Envivio, we feel the time has come for a Board that is committed to further implementing and fully embracing long-overdue corporate governance and operational reforms while exploring all opportunities to maximize stockholder value.  We believe our Nominees bring the necessary skill, energy and experience to the Board required to effect the change.  If elected, our Nominees will strive to be catalysts for this necessary change.

We are seeking your support at the Annual Meeting.  Please read the Proxy Statement carefully for more detailed information about our Nominees.

Sincerely,

Cannell Capital LLC

IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING YOUR GOLD PROXY CARD, OR NEED ADDITIONAL COPIES OF CANNELL CAPITAL’S PROXY MATERIALS, PLEASE CALL OUR PROXY SOLICITOR, INVESTORCOM, INC., AT THE PHONE NUMBERS LISTED BELOW:

InvestorCom, Inc.
65 Locust Avenue, New Canaan, CT 06840
Telephone: (203) 972-9300
Toll Free (877) 972-0090
Fax: (203) 966-6478
E-mail:  info@investor-com.com

IMPORTANT

Cannell Capital urges you to carefully consider the information contained in the Proxy Statement and then support Cannell Capital’s efforts by using the GOLD proxy card today to vote “for” the election of each of our Nominees [“for”/“against” Proposals No. 2 and 3]

Our Nominees are committed to acting in the best interests of the Company’s stockholders.  We believe that your voice in the future of the Company can best be expressed through the election of our Nominees.  Accordingly, we urge you to vote the GOLD proxy card “for” our Nominees.

THIS SOLICITATION IS BEING MADE BY CANNELL CAPITAL AND THE OTHER PARTICIPANTS NAMED HEREIN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  CANNELL CAPITAL IS NOT AWARE OF ANY MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING, EXCEPT FOR THOSE SET FORTH ABOVE.  SHOULD ANY OTHER MATTERS BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY THE COMPANY.

IF YOU HAVE ALREADY SIGNED AND/OR RETURNED A PROXY CARD SENT TO YOU BY THE COMPANY, YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED AT THE MEETING BY (1) SUBMITTING A REVOCATION LETTER WITH A LATER DATE THAN YOUR PROXY CARD; (2) DELIVERING A SECOND SIGNED PROXY CARD DATED LATER THAN THE FIRST SIGNED PROXY CARD; OR (3) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.  YOU SHOULD SEND ANY NOTICE OF REVOCATION EITHER TO CANNELL CAPITAL IN CARE OF INVESTORCOM, INC. AT THE ADDRESS SET FORTH ON THE BACK COVER OF THIS PROXY STATEMENT OR TO THE SECRETARY OF THE COMPANY OR OTHER ADDRESS PROVIDED BY THE COMPANY.  SEE “QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION” IN THE ENCLOSED PROXY STATEMENT.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN.  CANNELL CAPITAL URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE FOR THE ELECTION OF OUR NOMINEES.

•
If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Cannell Capital, c/o InvestorCom, Inc., 65 Locust Avenue, New Canaan, CT 06840 in the enclosed envelope today.

•
If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Shares on your behalf without your instructions.

•
Depending on your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Because only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to Cannell Capital.  Remember, you can vote for our Nominees only on our GOLD proxy card. So please make certain that the latest dated proxy card that you return is the GOLD proxy card.

We have retained InvestorCom, Inc. (“InvestorCom”) for advisory and consulting services, to assist in communicating with stockholders in connection with the proxy solicitation and to assist in efforts to obtain proxies.  If you have any questions or require any assistance with your vote, please contact InvestorCom at their address and toll-free number on the following page.

Thank you for your support,

Cannell Capital LLC
Tristan Partners, L.P.
Tristan Offshore Fund, Ltd.
J. Carlo Cannell
Charles M. Gillman
Jeffrey H. Misthal
Howard E. Marks

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of the Cannell Capital proxy materials, please call Cannell Capital’s proxy solicitor,
InvestorCom
at the phone numbers listed below:

InvestorCom, Inc.
65 Locust Avenue, New Canaan, CT 06840
Telephone: (203) 972-9300
Toll Free:  (877) 972-0090
Fax: (203) 966-6478
E-mail:  info@investor-com.com

PRELIMINARY COPY- SUBJECT TO COMPLETION, DATED [•], 2015

2015 ANNUAL MEETING OF THE STOCKHOLDERS

OF

ENVIVIO, INC.

(the “Company”)

PROXY STATEMENT

OF

CANNELL CAPITAL LLC

The participants in this solicitation are comprised of Tristan Partners, L.P. (“Tristan Partners”), Tristan Offshore Fund, Ltd. (“Tristan Offshore” and together with Tristan Partners, the “Funds”), Cannell Capital LLC (“Cannell”), J. Carlo Cannell, Charles M. Gillman, Jeffrey H. Misthal and Howard E. Marks.

We believe an engaged, experienced and highly qualified Board is needed to best serve the interests of the stockholders.  Cannell Capital is therefore seeking your support at the 2015 annual meeting of stockholders, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).  The Company has scheduled the Annual Meeting to be held at [[location] at [time] (local time) on [•], 2015].

This proxy statement (the “Proxy Statement”) and the enclosed GOLD proxy card are being furnished to the Company’s stockholders by Cannell Capital in connection with the solicitation of proxies for the following:

(1)
to elect Jeffrey H. Misthal and Howard E. Marks (our “Nominees”) to serve as Class III directors to the Board of the Company and to hold office until the 2018 annual meeting of stockholders and until their respective successors have been duly qualified and elected;

(2)	[to ratify the appointment of [•] as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016];

(3)	[to conduct a non-binding “say on pay” advisory vote on the compensation of the Company’s named executive officers]; and

(4)	to grant the proxy holders discretion to vote on all other matters as may properly come before the Annual Meeting.

The Company has set the close of business on [•], 2015 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of the Company is 400 Oyster Point Boulevard, Suite 325, South San Francisco, California 94080.  Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  As of the Record Date, according to the Company, there were [•] shares of Common Stock (each such share of Common Stock a “Share”) outstanding and entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  Our Proxy Statement is available at: www.icommaterials.com/ENVI. At this website, our Proxy Statement, additional proxy solicitation material and our proxy card will be available.

THIS SOLICITATION IS BEING MADE BY CANNELL CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. CANNELL CAPITAL IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH CANNELL CAPITAL IS NOT AWARE OF, BE BROUGHT BEFORE THE ANNUAL MEETING A REASONABLE TIME BEFORE THE SOLICITATION, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF OUR NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO CANNELL CAPITAL IN CARE OF INVESTORCOM, THE PROXY SOLICITATION FIRM RETAINED TO ASSIST US IN THIS SOLICITATION, TO THE SECRETARY OF THE COMPANY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION	11
BACKGROUND TO THE SOLICITATION	14
REASONS FOR THE SOLICITATION	15
PROPOSAL NO. 1 ELECTION OF OUR NOMINEES TO THE BOARD	17
Background of our Nominees	17
[PROPOSAL NO. 2] RATIFICATION OF APPOINTMENT OF [•]	20
[PROPOSAL NO. 3 NON-BINDING “SAY ON PAY” ADVISORY VOTE	21
OTHER MATTERS	22
SOLICITATION OF PROXIES	23
ADDITIONAL INFORMATION	25

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

Why am I receiving these proxy materials?

Cannell Capital sent you this Proxy Statement and the accompanying proxy card because Cannell Capital is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your Shares.  Instead, you may simply complete, sign and return the accompanying GOLD proxy card.

What am I being asked to vote on?

You are being asked to vote:

(1)
to elect two independent directors to serve as Class III directors on the Board of the Company, further described in this Proxy Statement under the heading “PROPOSAL NO. 1: ELECTION OF OUR NOMINEES TO THE BOARD”;

(2)
 [to ratify the appointment of [•] as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016 as further described in this Proxy Statement under the heading “PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF [•]”]; and

(3)
[to conduct a non-binding “say on pay” advisory vote on the compensation of the Company’s named executive officers as further described in this Proxy Statement under the heading “PROPOSAL NO. 3: NON-BINDING “SAY ON PAY” ADVISORY VOTE”;].

What is the recommendation of Cannel Capital?

Cannell Capital recommends that you vote using the GOLD proxy card:

(1)	“FOR” the election of Jeffrey H. Misthal and Howard E. Marks to serve as Class III directors on the Board.

(2)	[“FOR” the ratification of [•] as the Company’s independent public accounting firm for the fiscal year ending January 31, 2016]; and

(3)	[“FOR” the non-binding “say on pay” advisory vote approving the compensation of the Company’s named executive officers].

Who may vote at the Annual Meeting?

Stockholders of the Company, as recorded in the Company’s stock register at the close of business on the Record Date, may vote at the Annual Meeting.

Please also note that if you hold your Shares in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the meeting.

How do proxies work?

Cannell Capital is asking you to appoint J. Carlo Cannell as your proxy holder to vote your Shares at the Annual Meeting.  You make this appointment by voting the enclosed GOLD proxy card or by using one of the voting methods described below.  Giving us your proxy means you authorize the proxy holders to vote your Shares at the Annual Meeting, according to the directions you provide.  You may vote for all, some, or none of our director nominees.  You also may vote for or against the other voting proposals, or abstain from voting, to the extent there are any competing proposals.  Unless you indicate otherwise on the GOLD proxy card or through the telephone or Internet voting procedures, you also authorize your proxy holders to vote your Shares on any matters not known by

Cannell Capital at the time this Proxy Statement was printed and that, under the Company’s Amended and Restated Bylaws (the “Bylaws”), may be properly presented for action at the Annual Meeting.

If I vote using the GOLD proxy card, will I have the opportunity to vote for the remaining seats on the Board?

The GOLD proxy card will not authorize the proxy holders to vote for any nominees to the Board other than our Nominees.  However, if you choose to attend the Annual Meeting and vote in person, you may vote for our Nominees as well as for any other nominees to fill the remaining board seats.

What happens if I abstain from voting?

If you give instructions to abstain from voting, your Shares will not be voted on any matter.  Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the election of directors or on the outcome of any other proposals.

What happens if I fail to instruct my broker?

If you hold your Shares in street name through a broker, bank or other custodian, only it can vote your Shares, and only upon your specific instruction.  Because this is a “contested” meeting, if you fail to instruct your broker on how to vote your Shares, your broker will not be able to vote your Shares with respect to any of the Proposals and those Shares will have no effect on the outcome of the votes.

How do I vote?

For the election of directors, you may either vote “FOR” the two nominees or you may “WITHHOLD” your vote for one or more of the nominees. For any other matter to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting.  The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you may vote in person at the Annual Meeting.  Alternatively, you may vote by proxy by using the accompanying GOLD proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting.

•
To vote by proxy, simply complete, sign and date the accompanying GOLD proxy card and return it promptly in the envelope provided.  If you return your signed GOLD proxy card to us before the Annual Meeting, we will vote your Shares as you direct.

•
To vote over the Internet or by telephone 24 hours per day, seven days per week.  Your Internet or telephone vote authorizes the named proxies to vote your Shares in the same manner as if you marked, signed and returned your proxy card. You may vote over the Internet at www.proxyvote.com. You may vote by telephone by calling (800) 454-8683.  Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you access the web site to vote by Internet, or when you vote by telephone. If you submit your proxy by Internet or by telephone, you do not need to mail back your proxy card. The Internet and telephone voting facilities will close at 11:59 p.m. on [•], 2015.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent.  If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a GOLD proxy card with respect to your Shares and only after receiving your specific instructions.  Accordingly, please sign, date and mail the enclosed GOLD proxy instruction form in the postage-paid envelope provided.  To ensure that your Shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your Shares.

If you hold your Shares in a stock brokerage account or by a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

How do I revoke a proxy?

You may revoke your proxy before it is voted at the meeting by:

•	submitting a revocation letter with a later date than your proxy card;

•	delivering a second signed proxy card dated later than the first signed proxy card;

•	voting at a later time by telephone or the Internet; or

•	attending the Annual Meeting and voting in person.

A revocation letter may be delivered either to Cannell Capital in care of InvestorCom at the address set forth on the back cover of this Proxy Statement or to the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Cannell Capital in care of InvestorCom, Inc., 65 Locust Avenue, New Canaan, CT 06840 or by contacting InvestorCom at (203) 972-9300, or by email to info@investor-com.com so that Cannell Capital will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares. Additionally, InvestorCom may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the proposals described herein.

If you are a street name stockholder, and you vote by proxy, you may later revoke your proxy instructions by informing the holder of record in accordance with that holder’s procedures.

Remember, your latest-dated proxy is the only one that counts.

Should I submit a proxy if I plan to attend the Annual Meeting?

Whether you plan to attend the Annual Meeting or not, we urge you to sign, date and return a GOLD proxy card or vote by telephone or the Internet as described on the GOLD proxy card. Returning the enclosed GOLD proxy card by mail or by telephone or the Internet will not affect your right to attend the Annual Meeting and vote in person.

Who will count the votes and how will my vote(s) be counted?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD” votes with respect to the election of directors, and, with respect to the other proposals, “FOR” and “AGAINST” votes, abstentions and broker non-votes.  A “broker non-vote” occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.  Both abstentions and broker non-votes will have no effect and will not be counted toward the vote total for any proposals.

Who can help answer my questions?

If you would like additional copies of this document, would like to ask any additional questions, or need assistance voting your GOLD proxy card, please contact our proxy solicitor:

InvestorCom, Inc.
65 Locust Avenue, New Canaan, CT 06840
Telephone: (203) 972-9300
Toll Free:  (877) 972-0090
Fax: (203) 966-6478
E-mail:  info@investor-com.com

BACKGROUND TO THE SOLICITATION

The following is a chronology of events leading up to this proxy solicitation:

•	Between June 12, 2013 and June 12, 2014 Cannell, through the Funds, acquired 1,695,484 shares of the stock of the Company on behalf of its clients.

•	On March 26, 2014, Cannell conducted a call with Alice Kousoum of investor relations at the Blueshirt Group to discuss the Company’s financial results and future prospects.

•
Beginning in April 2014 and continuing through November 2014,  Cannell determined its belief that the Company would have a better operating performance if stockholder representatives were added to the Board.

•
On January 16, 2015, Messrs. Cannell, Gillman and Marks entered into a Solicitation Agreement for the purpose of seeking changes to the corporate governance of the Company, including nominating directors for election at the 2015 annual meeting of stockholders of the Company.

•
On January 16, 2015, Cannell, Messrs. Cannell, Gillman and Marks filed a Schedule 13D with the SEC disclosing an aggregate of 1,870,097 Shares, constituting approximately 6.75% of the Shares outstanding as of December 10, 2014 of the Company and its intention to nominate two people to the Board at the 2015 annual meeting.

•
On January 16, 2015, Mr. Marks issued a press release announcing the group’s intention to run a dissident slate of directors at the 2015 annual meeting of the Company in order to add new talent to the Company’s Board for the purpose of maximizing stockholder value and improving corporate governance.

•
On February 10, 2015, Mr. Cannell, certain employees of Cannell and Mr. Gillman met with the Company’s Chairman Terry Kramer and Director and Chairman of the Audit Committee Marcel Gani.  (Mr. Gillman participated via video conference) In the meeting, Mr. Cannell asked Mr. Kramer and Mr. Gani to avoid the expense and distraction of a contested election by appointing two stockholder representatives to the Board.

•
On February 24, 2014, Tristan Partners, a fund managed by Cannell, delivered a nomination letter to the Company notifying the Company in accordance with its Bylaws of its nomination of Messrs. Marks and Misthal for election to the Board at the Annual Meeting.

•
On March 10, 2015, April Pietsch, Corporate Assistant, emailed Mr. Cannell to schedule a meeting with Cannell’s two nominees and the Company’s Nominating and Corporate Governance Committee.  The meeting was intended as part of the Committee’s process of  reviewing potential director candidates for the Company’s 2015 annual meeting.

REASONS FOR THE SOLICITATION

The Company, a high margin provider of video infrastructure services, produces significant amounts of free cash flow. The company has a stable customer base in end markets which are projected to grow considerably in the coming years.

We conducted due diligence on the Company and its business and analyzed its operating and stock performance.  After performing this analysis, we determined that the Company is undervalued and can grow exponentially with the right management team and Board guiding it. Specifically, we are concerned that:

•	the Company has been burdened by high operational expense and poor corporate governance practices;

•	the Company’s potential remains unrealized due to the Board’s lack of effective oversight; and

•
the Company has not been well managed since its 2012 initial public offering. Its stock price has trended sharply lower ever since and seems unlikely to attain the $9.00 per share at which it was initially sold to the public.

In our view, addressing these issues requires a stronger, independent Board with relevant industry expertise and commitment to stockholder value.  Therefore, we are soliciting your support to elect our Nominees at the Annual Meeting; Nominees we believe will provide new, independent voices in the Company’s boardroom and will seek to work constructively with the Board to enhance stockholder value, including through the following:

•	implementing and embracing long overdue cost cutting measures;

•	improving the makeup, structure, and compensation of the Company’s internal sales force;

•	implementing a compensation system whereby top management is paid for performance;

•	working to protect the Company’s invaluable cash balances and not waste such on ill-considered research & development.

We are Concerned with the Company’s Stock Price Underperformance.

We feel that stock price returns are the most objective measure of management and Board performance, and the Company’s stock prices have steadily fallen over the past few years.  For example, the Company’s share price declined by more than 70% from May 2012 through February 2015.

The Company’s stock is down over 80% since its 2012 initial public offering. We believe that the placement of new and independent directors on the board of directors is the best way to ensure that the interests of the Company’s shareholders are protected.

 We are Concerned with the Company’s History of Significant Operating Losses and Missed Earnings.

The current Board has presided over prolonged operating underperformance.  The Company had operating losses for every fiscal year from 2007 through the fiscal year ending in 2015.

Additionally, the Company has regularly missed its earnings estimates and has failed to accept responsibility for its poor performance.  In Q3 of the 2014 fiscal year, the Company missed its Earnings per Share estimates by ($.07) and revenue estimates by $3 million.  Once the Company reported these numbers, the share price immediately dropped by 20%.  The Company blamed the Q3 performance on “softening macro-economic conditions within EMEA and customer consolidation in the U.S.”

In Q1 of the 2014 fiscal year, the Company missed its Earnings per Share estimates by ($0.05) and revenue estimates by $3.2 million.  The Company blamed these results on seasonality and poor spending by customers.

We are Concerned with the Company’s SG&A Expenses.

We believe the Company has abnormally high SG&A expenses as compared to its peers.  Its closest competitor in terms of product offerings, Harmonic Inc. (NADAQ: HLIT), has seen much lower SG&A expenses as compared to its revenue.  In 2013, HLIT had SG&A at less than 50% of revenue while, in the same year, the Company had SG&A expenses representing 70% of revenue.

We are Concerned that this Board is plagued by Questions on Independence.

We believe that the Company and its stockholders will greatly benefit from a Board with diverse experience and perspective.  Change on the Board is critical to ensuring renewed focus and commitment on delivering stockholder value.  The Board currently has one member, R. David Spreng (appointed in August 2004), who has over 9 years of tenure.  Additionally, two other members of the Board are approaching this nine year mark while an additional three members of the Board have been on the Board for 3 or more years.

We are Concerned with the Lack of Sufficient Stock Ownership by the Current Board Members up for Election and the Resulting Misalignment of Interests.

We believe the Board’s ineffectiveness at tackling the persistent destruction of stockholder value is in large part a function of a troubling misalignment of interests between the directors and the stockholders.  As reported in the Company’s 2014 proxy statement, the current Board members that are up for election at the Annual Meeting, Mr. Gani and Mr. Kramer, do not own any stock in the Company.

Our independent, experienced and highly qualified Nominees will provide a fresh perspective in the Company’s boardroom, each with a demonstrated commitment to stockholders and their interests.  Our Nominees will immediately and aggressively seek to start the process of rebuilding stockholder value.  Our Nominees are committed to fully implementing and embracing long overdue corporate governance and operational reforms.  Each of the highlighted areas above will receive the immediate attention and focus of our Nominees.

PROPOSAL NO. 1

ELECTION OF OUR NOMINEES TO THE BOARD

The Board is currently composed of seven directors.  The Board is divided into three classes serving staggered three-year terms.  At the Annual Meeting, two Class III directors will be elected.  Cannell Capital is seeking your support at the Annual Meeting to elect our Nominees to serve until the 2018 annual meeting of stockholders, or until their successors are duly elected and qualified.

Background of our Nominees

Tristan Partners has nominated two highly qualified Nominees who we believe possess the expertise necessary to restore and enhance stockholder value.  Our Nominees are “independent” for purposes of the Securities and Exchange Commission (the “SEC” or the “Commission”) and NASDAQ Stock Market rules and are committed to implementing appropriate corporate governance changes.

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of our Nominees.  Each of our Nominees has consented to serve as a director of the Company and to be named in this Proxy Statement as a Nominee. None of the entities referenced below is a parent or subsidiary of the Company.  Our Nominees are all citizens of the United States of America, and have been nominated by Tristan Partners in accordance with the advance notice provisions of the Bylaws.

Name	Age	Present Principal Occupation and Five Year Employment History
Jeffrey H. Misthal 10535 Bradbury Road Los Angeles, CA 90064	38
Jeffrey H. Misthal from January 2015 to the present has been a consultant to companies in the Internet-based media space and in the e-commerce space.

Previously, Mr. Misthal served in various positions at Yahoo (NASDAQ: YHOO) from 2006 through 2014. Most recently, Mr. Misthal served as Vice President of Search and Advertising Technology at Yahoo from 2013 until September 2014. He oversaw the finance team responsible for the financial planning and analytics for the Search and Advertising Technology businesses with respect to the strategy, partnerships and technology implementation.  Prior to his role as Vice President, Mr. Misthal was the Senior Director of Finance for the Global Media & Commerce teams, Senior Director and Director of Corporate Finance and Senior Manager of Finance.  Mr. Misthal was responsible for the financial aspects of Yahoo’s Media Properties and its associated advertising revenue. This included all content including video programing that Yahoo licensed from third parties and original content that was made available on Yahoo Screen.

Prior to Yahoo, from 2004 until 2006, Mr. Misthal was an investment banker at GCA Savvian in  its technology team focusing on emerging online media and technology companies.

Prior to Savvian, he worked for JPMorgan and Hambrecht and Quist and was focused on mergers and acquisitions, public and private equity and debt offerings for communications infrastructure and software clients including Nokia, Lucent, Avaya, Agere Systems and F5 Networks.

Mr. Misthal holds a Bachelor of Science degree from the Wharton School of the University of Pennsylvania and an MBA from the UCLA Anderson School of Management.

Mr. Misthal’s experience at Yahoo includes specific work in the video streaming marketplace.    His expertise in the maximization of video streaming revenue streams is directly relevant to his ability to enhance shareholder value as a Board Member of Envivio.

Howard E. Marks 604 Arizona Avenue Santa Monica, CA 90401	52
Howard E. Marks has served as the co-founder and Managing Partner of StartEngine, L.L.C. (“StartEngine”) since November 2011. StartEngine is the largest startup accelerator in Los Angeles with the mission to help make Los Angeles a top technology hub. Mr. Marks co-manages a number of private investment funds including StartEngine Fund I LP. Mr. Marks is also the executive chairman at StartEngine Crowdfunding, Inc., a crowdfunding platform focused on media and technology startups.
From 2005 until 2010, Mr. Marks was the founder and CEO of Acclaim Games, a publisher of online games now part of The Walt Disney Company.
As an entrepreneur, with over 30 years in the technology industry, Mr. Marks built several successful companies from their infancy. Prior to Acclaim Games, Mr. Marks was the co-founder of Activision and Chairman of Activision Studios from 1991 until 1997. As co-founder, former Board Member and Executive Vice-President of video game giant Activision, he and a partner took control in 1991, and subsequently turned the ailing company into a $14B market cap video game industry leader. As a games industry expert, Mr. Marks built one of the largest and most successful games studios in the industry selling millions of games.
Mr. Marks is a technology turnaround expert. He has a demonstrated ability to study and understand a company’s operations and put in place a plan to rapidly achieve sustained profitability and growth. He has a particular expertise in motivating employees by tying compensation to performance. His mix of experiences and expertise make him an ideal Board Member for Envivio.

Other Information About Our Nominees

None of the Nominees own any Shares in the Company.

Our Nominees will not receive any compensation from Cannell Capital or any other participant in the Proxy Statement for their services as directors of the Company.  Additionally, none of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Other than as set forth in this paragraph, there are no arrangements or understandings among the Nominees, the other participants in this Proxy Statement or any other person or persons pursuant to which the nomination described herein is to be made.  On January 16, 2015, Cannell Capital, J. Carlo Cannell, Charles M. Gillman and Howard E. Marks entered into a Solicitation Agreement in which, among other things, all such members agreed (a) to form a group for the purpose of seeking representation on the Board at the Annual Meeting and taking all other actions to achieve the foregoing, and (2) to jointly solicit proxies for the election of the Nominees.

We do not expect that our Nominees will be unable to stand for election. In the event that any Nominee is unable to serve or for good cause will not serve, we may seek to replace such Nominee with a substitute nominee to the extent substitution is permissible under the Bylaws.  In such case that we are permitted to substitute a nominee, we will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to any substitute nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Only in such case will the Shares represented by the enclosed GOLD proxy card be voted for substitute nominees. In addition, Tristan Partners reserves the right to challenge any action by the Company that has, or if consummated would have, the effect of disqualifying our Nominees.  Tristan Partners reserves the right to nominate additional persons, to the extent this is not prohibited under the Bylaws or applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Tristan Partners.  We believe any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Company’s corporate machinery.  In the event that we nominate additional nominees as described above, we will file and deliver supplemental proxy materials, including a revised proxy card, that (i) identifies such additional nominees, (ii) discloses whether such nominees have consented to being named in the supplemental proxy materials and to serve on the Board if elected, and (iii) includes the disclosure required by Items 5(b) and 7 of Schedule 14A of the Exchange Act with respect to such additional nominees.

Each Nominee presently is, and if elected as a director of the Company would be, an independent director within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, and (ii) Section 301 of the Sarbannes-Oxley Act of 2002.  Each of the Nominees is a citizen of the United States.

WE STRONGLY RECOMMEND THAT YOU VOTE
“FOR” THE ELECTION OF OUR NOMINEES

[PROPOSAL NO. 2]

RATIFICATION OF APPOINTMENT OF [•]

As discussed in further detail in the Company’s Proxy Statement, prior to the Annual Meeting, the Board, upon the recommendation of the Board’s Audit Committee, has selected the independent certified public accounting firm of [•] as the Company’s independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending January 31, 2016.   The Company is asking stockholders to ratify the selection of [•] to serve as independent accountants for the Company for the fiscal year ending January 31, 2016.]

[WE RECOMMEND THAT YOU VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF [•] AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR 2016]

[PROPOSAL NO. 3

NON-BINDING “SAY ON PAY” ADVISORY VOTE

As discussed in further detail in the Company’s Proxy Statement, prior to the Annual Meeting the Company is required to provide stockholders the opportunity, on a non-binding, advisory basis, to approve of the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and related tabular computations provided in the Company’s Proxy Statement.]

[WE RECOMMEND THAT YOU VOTE
“FOR” THE NON-BINDING “SAY ON PAY” ADVISORY VOTE]

OTHER MATTERS

We are not aware of any other proposals to be brought before the Annual Meeting.  Should other proposals be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters at their discretion.

SOLICITATION OF PROXIES

Voting and Proxy Procedures

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each Share is entitled to one vote.  Stockholders who sell Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Shares.

Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the proposal to elect our Nominees to the Board, [FOR] the ratification of the appointment of [•] as the independent registered public accounting firm of the Company for fiscal year 2016, [FOR] the non-binding “say on pay” advisory vote, and will grant authority to the persons named as proxies to vote on all other matters as may properly come before the Annual Meeting at their discretion.

The participants in this solicitation intend to vote all of their Shares in favor of the election of our Nominees and [“for” Proposals No. 2 and 3.]

Quorum

The presence of a quorum is required to transact business at the Annual Meeting.  A quorum will be present if at least a majority of the voting power of the capital stock issued and outstanding and entitled to vote is represented in person or by proxy at the meeting. Your Shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be considered to be Shares present for the purpose of determining whether a quorum exists. A broker non-vote occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Votes Required for Approval

The Bylaws provide that elections of directors are determined by the vote of the holders of a majority of the voting power of the capital stock and entitled to vote present in person or represented by proxy.  Abstentions and broker non-votes are not considered to be Shares cast, and therefore will not have any effect on the outcome of such proposals. Votes withheld from any Proposal will be counted for purposes of determining the presence or absence of a quorum, but will otherwise have no effect on the outcome of the vote.  Likewise, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will otherwise have no effect.

Thus, for Proposal No. 1 concerning the election of our Nominees, the two  nominees receiving the highest number of affirmative votes properly cast at the election in person or by proxy shall be elected to the Board.

For all other Proposals and other matters properly presented for a vote at the Annual Meeting, approval will require the affirmative vote of a majority of the votes properly cast at the election in person or by proxy in favor of such proposal or matter.  Stockholders of record may appoint proxies to vote their Shares by signing, dating and mailing the GOLD proxy card in the envelope provided

If you need assistance, please contact our proxy solicitor, InvestorCom at (877) 972-0090.

Discretionary Voting

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

Abstentions and Broker Non-Votes

Abstentions and broker “non-votes” will count as votes present for the purpose of determining whether a quorum is present.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner.

Revocation of Proxies

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.

The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered to either Cannell Capital in care of InvestorCom at the address set forth on the back cover of this Proxy Statement or to the Company's address, 400 Oyster Point Boulevard, Suite 325, South San Francisco, California 94080, or any other address provided by the Company.  Although a revocation is effective if delivered to Cannell Capital or the Company, we request that either the original or photostatic copies of all revocations be mailed to Cannell Capital in care of InvestorCom at the address set forth on the back cover of this Proxy Statement so that Cannell Capital will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares. Additionally, InvestorCom may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the proposals described herein.

IF YOU WISH TO VOTE FOR THE PROPOSAL TO ELECT OUR NOMINEES TO THE BOARD AT THE TIME OF THE ANNUAL MEETING, TO VOTE ON THE OTHER PROPOSALS DESCRIBED HEREIN AND TO GRANT THE PROXY HOLDERS DISCRETION TO VOTE ON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE ENVELOPE PROVIDED.

Proxy Solicitation; Expenses

The solicitation of proxies pursuant to this Proxy Statement is being made by Cannell Capital.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Executed proxies may be solicited in person, by mail, advertisement, telephone, telecopier, telegraph or email. Solicitation may be made by Cannell Capital, our Nominees, employees of the members of Cannell Capital and their affiliates and Charles M. Gillman, none of whom will receive additional compensation for such solicitation. Proxies will be solicited from individuals, brokers, banks, bank nominees and other institutional holders. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  We will reimburse these record holders for their reasonable out-of-pocket expenses.

Cannell Capital has retained InvestorCom to solicit proxies on our behalf in connection with the Annual Meeting. InvestorCom will employ approximately [*] people in its efforts.  Cannell Capital and Charles M. Gillman have agreed to reimburse InvestorCom for its reasonable expenses and to pay to InvestorCom a fee of up to [$xx,xxx]. InvestorCom will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.

In addition to the engagement of InvestorCom described above, costs related to the solicitation of proxies include expenditures for printing, postage and related expenses and are expected to be approximately [$xx,xxx], plus legal expenses.  The entire expense of our proxy solicitation is being borne by Cannell Capital and Charles M. Gillman.  If our Nominees are elected to the Board, Cannell Capital and Charles M. Gillman will seek reimbursement of expenses and such reimbursement will not be submitted to a vote of the stockholders.

ADDITIONAL INFORMATION

Certain Information Concerning Participants

Our Nominees, Cannell Capital, the Funds, J. Carlo Cannell and Charles M. Gillman are participants in this solicitation.

As of the date hereof, Tristan Partners owns 1,247,078 Shares and Tristan Offshore Fund owns 623,019 Shares.

Tristan Partners is a Delaware limited partnership whose principal business is investment management. Tristan Offshore Fund is a Caymans Island exempted company whose principal business is investment management.  Cannell Capital is a Wyoming limited liability company primarily engaged in investment management and advisory services, including on behalf of the Funds.  J. Carlo Cannell is the managing member of Cannell Capital.  As the managing member of Cannell Capital, Mr. Cannell may exercise voting and dispositive power over the Shares held by the Funds.  Mr. J. Carlo Cannell, a U.S. citizen, is the sole managing member of Cannell Capital.  The principal business office address of the Funds, Cannell Capital and Mr. Cannell is PO Box 3459, 150 East Hansen Avenue, Jackson, WY 83001-3459.

Mr. J. Carlo Cannell, through his control of the Funds and Cannell, is deemed to beneficially own, in the aggregate, 1,870,097 shares of common stock, par value $0.001, issued by the Company, representing approximately [6.75]% of the Company’s outstanding shares (based upon [27,712,592] shares of outstanding common stock, which is the total number of shares of common stock of the Company outstanding as of [December 4, 2014] reported in the Company’s Quarterly Report in Form 10-Q filed with the Securities and Exchange Commission on [December 10, 2014]), of which 1,247,078 shares are held directly by Tristan Partners and 623,019 shares are held directly by Tristan Offshore.

The Funds, Cannell Capital and Mr. Cannell may participate in soliciting proxies from the stockholders of the Company.

Mr. Charles M. Gillman is the manager of IDWR Office, LLC, an Oklahoma limited liability company whose principal business is managing the capital of family offices.  Mr. Gillman is a U.S. citizen.  The principal business office address of Mr. Gillman and IDWR Office, LLC is 9330 South Lakewood Avenue, Tulsa, OK 74137.   Mr. Gillman holds no interest, directly or indirectly, beneficially or otherwise, in the securities of the Company.  Mr. Gillman may participate in soliciting proxies from the stockholders of the Company.

None of the Nominees directly or beneficially own any Shares.

Based upon the foregoing, the participants in the Proxy Statement may all be deemed members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, as a result, may be deemed to beneficially own the 1,870,097 Shares beneficially held by the Funds, as described above.  Each participant disclaims beneficial ownership of such Shares, except to the extent of their respective pecuniary interests therein.   For information regarding purchases and sales during the past two years by each participant of securities of the Company, see Schedule I attached hereto.

On January 16, 2015, Cannell Capital, J. Carlo Cannell, Charles M. Gillman and Howard E. Marks entered into a Solicitation Agreement in which, among other things, all such members agreed (a) to form a group for the purpose of seeking representation on the Board at the Annual Meeting and taking all other actions to achieve the foregoing, and (b) to jointly solicit proxies for the election of the Nominees.  Each of the Nominees has also executed a written consent to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.

Except for what is set forth above, there is no other arrangement or understanding between any Nominee and any other person pursuant to which he was or is to be selected as a Nominee or director. None of our Nominees currently holds any position or office with the Company or has ever served previously as a director of the Company.

Cannell Capital reserves the right to retain one or more financial advisors and proxy solicitors, who may be considered participants in a solicitation under Regulation 14A of the Exchange Act.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.  There are no other material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each Participant in this solicitation, none of the events enumerated in Item 401(f)(1)−(6) of Regulation S−K of the Exchange Act occurred during the past five years.

STOCKHOLDER PROPOSALS

For stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act to be presented at the Company’s 2015 Annual Meeting and included in the Company’s proxy statement and form of proxy card used in connection with that meeting, the proposal must be forwarded in writing to the Company’s Secretary at Envivio, Inc. 400 Oyster Point Boulevard, Suite 325, South San Francisco, California 94080 so that it is received no later than January 30, 2015.  Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, referred to in this proxy statement as the Exchange Act.

For a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, the stockholder must provide the information required by the Bylaws and give timely notice to the Company’s Secretary in accordance with the Bylaws.  To be timely, a stockholder’s notice shall be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation in the case of an annual meeting of stockholders, not more than one hundred twenty (120) days nor less than ninety (90) days in advance of the anniversary of the date of the corporation’s proxy statement provided in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (A) the ninetieth (90th) day prior to such annual meeting or (B) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2015 Annual Meeting is based on information contained in the Company’s Bylaws.  The incorporation of this information in this Proxy Statement should not be construed as an admission that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER

THINGS, SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT, BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AN ANALYSIS OF CUMULATIVE TOTAL RETURNS ON AN INVESTMENT IN SHARES DURING THE PAST FIVE YEARS AND OTHER IMPORTANT INFORMATION.  PLEASE NOTE THAT WE WERE NOT INVOLVED IN THE PREPARATION OF THE COMPANY’S PROXY STATEMENT.

The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available information.

WE URGE YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEES.

CANNELL CAPITAL LLC

[•], 2015]

SCHEDULE I
INFORMATION CONCERNING THE PARTICIPANTS

TRANSACTIONS IN SECURITIES OF ENVIVIO, INC.
DURING THE PAST TWO YEARS

The following list indicates the date of each purchase and sale of common stock of the Company within the past two years, made by each participant, as well as the quantity of shares and aggregate U.S. dollar amount in each such purchase and sale.

EXCEPT AS OTHERWISE SPECIFIED, ALL PURCHASES AND SALES WERE MADE IN THE OPEN MARKET

Tristan Partners
Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)
[ ]	[ ]	[ ]

Tristan Offshore
Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)
[ ]	[ ]	[ ]

Cannell Capital
Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)
None	N/A	N/A

J. Carlo Cannell
Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)
None	N/A	N/A

Charles M. Gillman
Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)
None	N/A	N/A

Jeffrey H. Misthal
Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)
None	N/A	N/A

Howard E. Marks
Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)
None	N/A	N/A

 IMPORTANT

Please review this document and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.

1.	If your Shares are registered in your own name, please sign, date and mail the enclosed GOLD proxy card to InvestorCom in the envelope provided today.

2.
If you have previously signed and returned a GOLD proxy card to the Company, you have every right to change your vote. Only your latest dated card will count. You may revoke any GOLD proxy card already sent to the Company by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to InvestorCom, or by voting in person at the Annual Meeting.

3.
If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a GOLD proxy card with respect to your Shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed GOLD proxy card in the envelope provided, and to ensure that your Shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your Shares.

4.
After signing the enclosed GOLD proxy card, do not sign or return any other proxy card including the Company’s proxy card, even as a sign of protest, because only your latest dated proxy card will be counted.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your Shares, please contact our proxy solicitor.

InvestorCom, Inc.
65 Locust Avenue, New Canaan, CT 06840
Telephone: (203) 972-9300
Toll Free  (877) 972-0090
Fax: (203) 966-6478
E-mail:  info@investor-com.com

GOLD PROXY CARD

ENVIVIO, INC.

2015 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF CANNELL CAPITAL

THE BOARD OF DIRECTORS OF ENVIVIO, INC.
IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints [J. Carlo Cannell and Charles M. Gillman] and each of their attorneys and agents with full power of substitution to vote all shares of common stock of Envivio, Inc. (the “Company”) which the undersigned owned and would be entitled to vote if personally present at the 2015 annual meeting of stockholders scheduled to be held on [•] at [•] at [•] local time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Cannell Capital LLC and the other participants in this solicitation a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED [“FOR”] PROPOSALS NOS. [1, 2 AND 3].

This Proxy will be valid until the earlier of one year from the date indicated on the reverse side and the date of completion of the Annual Meeting. This Proxy will only be valid in connection with the solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

CANNELL CAPITAL RECOMMENDS A VOTE “FOR” PROPOSALS NOS. [1, 2 AND 3]

[X] Please mark vote as in this example

(1) [Our proposal to elect two nominees, Jeffrey H. Misthal and Howard E. Marks, to serve as Class III directors on the Company's Board of Directors.]

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
	[ ]	[ ]	[ ]
Jeffrey H. Misthal			________________
Howard E. Marks			________________

CANNELL CAPITAL INTENDS TO USE THIS PROXY TO VOTE “FOR” MESSRS. MISTHAL AND MARKS.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL NOMINEES EXCEPT” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE ABOVE.  YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

(2) Ratification of the appointment of [•] as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

(3)[ Non-binding “say on pay” advisory vote on the approval of the Company’s named executive officer compensation as described in the Compensation Discussion and Analysis and tabular compensation disclosures in the Company Proxy Statement.]

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)
WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

PLEASE VOTE FOR Our NOMINEES ON THE GOLD PROXY CARD!

YOUR VOTE IS IMPORTANT!

WWW.PROXYVOTE.COM	Call TOLL-FREE on a touch-tone telephone using the 800 number shown below.

Just follow these 4 easy steps:

1.     Read the accompanying Proxy Statement and GOLD Proxy Card. Keep it handy for   reference while you vote.

2.     Go to the website www.proxyvote.com

3.     Enter your 12 digit Control Number located on your GOLD Proxy Card.

4.      Follow the instructions.

Just follow these 4 easy steps:

1.     Read the accompanying Proxy Statement and GOLD Proxy Card. Keep it handy for reference while you vote.

2.      Please call toll-free (800) 454-8683.

3.     Enter your 12 digit Control Number located on your GOLD Proxy Card.

4.      Follow the recorded instructions.

CONCERNED ENVIVIO STOCKHOLDERS